UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 18, 2020  (December 15, 2020)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

Call Exercise and Call Option Purchase Agreement

As previously reported on a Current Report on Form 8-K dated December 8, 2020, on December 8, 2020, U.S. Steel Holdco LLC (the “Purchaser”), a wholly-owned subsidiary of United States Steel Corporation (the “Corporation”), notified Big River Steel Holdings LLC (together with its affiliates, “BRS”) of Purchaser’s decision to exercise its right to acquire the remaining 50.1% ownership interest in BRS (the “Call Exercise”).

In connection with the Call Exercise, on December 15, 2020, the Purchaser, BRS and certain members of BRS entered into an Equity Purchase Agreement providing for the consummation of the Call Exercise, which is attached hereto as Exhibit 2.1 (“Call Option Purchase Agreement” and the transactions contemplated thereby, collectively the “Transaction”). Upon closing of the Call Exercise, each member holding of Class B Common Units will receive an amount equal to its pro rata share of the purchase price for the Class B Common Units of BRS. Pursuant to the terms of the Class C Preferred Units, each member holding Class C Preferred Units of BRS will receive an amount equal to its pro rata share of the purchase price for the Class C Preferred Units of BRS.

The Call Option Purchase Agreement contains customary representations, warranties and covenants by the parties to such agreement and are subject to customary closing conditions, including, among other things, (i) the absence of any law or judgment enacted by any court or other governmental authority, which is in effect and prevents the consummation of the Transaction and (ii) receipt of U.S. antitrust clearance. In addition, the Purchaser’s obligation to consummate the Transaction is subject to conditions including (i) the accuracy of the other parties’ representations and warranties, subject to customary qualifications, (ii) material compliance by the other parties with their respective covenants and obligations, (iii) absence of a material casualty event and (iv) receipt of certain required consents. In addition, the Call Option Purchase Agreement contains certain termination rights, including in the event that the closing has not occurred by June 15, 2021 (subject to extension in certain circumstances).

The summary of the Call Option Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 2.1 filed herewith, which are incorporated herein by reference.

The Call Option Purchase Agreement has been filed as an exhibit to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Purchaser, the Corporation, BRS or its members. The representations, warranties and covenants in the Call Option Purchase Agreement are being made only for the purpose of the Call Option Purchase Agreement and solely for the benefit of the parties to the Call Option Purchase Agreement. Such representations, warranties and covenants may be made for the purposes of allocating contractual risk between the parties to the Call Option Purchase Agreement instead of establishing these matters as facts, may or may not be accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Call Option Purchase Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Purchaser, the Corporation, BRS or its members or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date hereof, which subsequent information may or may not be fully reflected in the Corporation’s public disclosures.

9.01    Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit No.	Description

2.1*
Call Option Purchase Agreement, to be entered into by and among U. S. Steel Holdco LLC, Big River Steel Holdings LLC, Pinnacle Mountain Holding Company III, LLC and Consolidated Steel Equity Investors, LLC.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL document.
*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

This Current Report on Form 8-K contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future; the consummation of the Big River Steel acquisition (the “Transaction”); the Corporation’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the combined company; the combined company’s products and potential; the Corporation’s ability to obtain financing for other strategic projects; and the anticipated timing of closing of the Transaction; and statements expressing general views about future results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the Corporation’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Corporation's historical experience and our present expectations or projections. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all and the possibility that the Transaction does not close; risks related to the ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits, synergies and cost savings from the proposed Transaction or the capital and operational cash improvements will not be realized or will not be realized within the expected time period; risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals) and the risk that the businesses will not be integrated successfully following acquisition; disruption from the Transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed Transaction on the market price of the Corporation’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Corporation cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Corporation’s Annual Report on Form10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President & Controller

Dated: December 18, 2020